                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                            FORM 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



                  Date of report: October 22, 1997



                       US Airways Group, Inc.
                (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                (Commission file number: 1-8442)

   (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of Incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                      US Airways Group, Inc.
             2345 Crystal Drive, Arlington, VA 22227
            (Address of principal executive offices)
                         (703) 872-5306
                 (Registrant's telephone number)



                         US Airways, Inc.
             2345 Crystal Drive, Arlington, VA 22227
            (Address of principal executive offices)
                         (703) 872-7000
                 (Registrant's telephone number)


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Item 5. Other Events

     On October 22, 1997, US Airways Group, Inc. ("US Airways Group" or the "Company") and US Airways, Inc. ("US Airways") issued a news release disclosing the results of operations for both companies for the three months and nine months ended September 30, 1997, and select operating and financial statistics for US Airways for the same periods (see Exhibit 99.1 to this report).

     Lawrence M. Nagin, Executive Vice President of Corporate Affairs and General Counsel for both US Airways Group and US Airways, John W. Harper, Senior Vice President of Finance and Chief Financial Officer for both companies and Robert L. Fornaro, Senior Vice President of Planning for US Airways, spoke with industry analysts on a conference call following the news release.

     Certain "forward-looking information" was disclosed during this conference call: US Airways' unit operating cost (operating cost per available seat mile or "ASM") is expected to decrease approximately 1-2% for fourth quarter 1997 as compared to fourth
quarter 1996; and,	US Airways' capacity (ASMs) is expected to
decrease approximately 4% for fourth quarter 1997 versus fourth quarter 1996. As compared to expected capacity for full year 1997, US Airways' capacity for 1998 is expected to decrease less than the 3 1/2% - 4% decrease previously announced.

     US Airways also announced that it has reached an agreement with CFM International ("CFMI") for the purchase of CFM56 engines to power as many as 400 Airbus narrowbody aircraft. The engine order and the previously announced aircraft order are dependent upon ratification of a new labor contract by US Airways' pilots. In addition, General Electric ("GE"), joint owner of CFMI, will provide US Airways with delivery positions for nine Airbus aircraft scheduled for delivery to GE's leasing subsidiary GECAS in the years 1999 and 2000 (see Exhibit 99.2 to this report).

   Certain of the information discussed on the conference call, including the information set forth above, should be considered "forward-looking information" which is subject to a number of risks and uncertainties. The preparation of forward-looking information requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside of the Company's control. Among the specific factors that could cause actual results to differ materially from those set forth in the forward-looking information are the following: economic conditions, labor costs, aviation fuel costs, competitive pressures from lower cost competition, weather conditions, government legislation, consumer perception of the Company's product, demand for air transportation in the markets in which the Company operates and other risks and uncertainties listed from time to time in the Company's reports to Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking information, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.

Item 7.   Financial Statements and Exhibits

(c)  Exhibits


Designation                      Description
-----------                      -----------
    99.1 News release dated October 22, 1997 of US Airways Group, Inc. and US Airways, Inc., with consolidated statements of operations for both companies for the three months and nine months ended September 30, 1997, and select operating and financial statistics for US Airways, Inc.

    99.2 News release dated October 22, 1997 of US Airways Group, Inc. announcing that the company has reached an agreement with CFM International ("CFMI") for the purchase of CFM56 engines for up to 400 Airbus narrowbody aircraft. In addition, General Electric ("GE"), joint owner of CFMI, will provide US Airways with delivery positions for nine Airbus aircraft scheduled for delivery to GE's leasing subsidiary GECAS in the years 1999 and 2000.


                           SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                             US Airways Group, Inc.

Date: October 22, 1997       By: /s/ James A. Hultquist
                             ---------------------------------
                             James A. Hultquist
                             Controller (Chief Accounting Officer)


                             US Airways, Inc.

Date: October 22, 1997       By: /s/ James A. Hultquist
                             ---------------------------------
                             James A. Hultquist
                             Controller (Chief Accounting Officer)